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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 March 3, 1999 (Date of earliest event reported) Commission file number: 0-22511


                             RF Micro Devices, Inc.
             (Exact name of registrant as specified in its charter)

       North Carolina                              56-1733461
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                 Identification No.)



                               7625 Thorndike Road
                      Greensboro, North Carolina 27409-9421
                    (Address of principal executive offices)
                                   (Zip code)


                                 (336) 664-1233
              (Registrant's telephone number, including area code)


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Item 5. Other Events

         On March 3, 1999, RF Micro Devices, Inc. issued a press release announcing that its board of directors had approved a two-for-one stock split of the Company's common stock, no par value, to be effected by a 100% share dividend payable on or around March 31, 1999 to shareholders of record on March 17, 1999. A copy of this press release is attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit is filed herewith:

                  Exhibit No.                        Description of Exhibit

                        99.1                Press Release dated March 3, 1999



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  RF Micro Devices, Inc.

                                  By: /s/ William A. Priddy, Jr.
                                      ------------------------------------------
                                      William A. Priddy, Jr.
                                      Vice President and Chief Financial Officer

Date:    March 4, 1999